Fees Summary	Aug. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,991,970,000
Previously Paid Amount	0
Total Fee Amount	294,014.78
Total Offset Amount	0
Net Fee	$ 294,014.78